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                             EXPENSE ALLOCATION AGREEMENT

         AGREEMENT entered into as of October 9, 1996, by and among PARADISE MUSIC & ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"), ALL ACCESS ENTERTAINMENT MANAGEMENT GROUP, INC., a New York corporation ("ALL ACCESS"), JOHN LEFFLER MUSIC, INC. d/b/a RAVE MUSIC GROUP, INC., a New York corporation ("RAVE"), PICTURE VISION, INC., a Tennessee corporation ("PICTURE VISION") and ROBERT KLEIN ("Klein"). All Access, Rave and Picture Vision are collectively referred to herein as the "ENTITIES."


                                 W I T N E S S E T H:

         WHEREAS, the Company is contemplating an Initial Public Offering of its Common Stock, $.01 par value per share (the "IPO"); and

         WHEREAS, the Company and the individuals who own all of the outstanding capital stock of the Entities have entered into a certain Exchange Agreement dated as of October 9, 1996 (the "EXCHANGE AGREEMENT"); and

         WHEREAS, the Company, the Entities and Klein wish to set forth the terms and conditions of an agreement allocating among the Entities and Klein expenses to be incurred by the Company in connection with and related to the IPO (the "EXPENSES") should the IPO not occur or should an Entity and/or Klein withdraw from the transactions contemplated by the Exchange Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. EXPENSE LIABILITY OF THE ENTITIES. (a) If (i) the IPO is not consummated or (ii) one or more of the Entities withdraws from the transactions contemplated by the Exchange Agreement, then the Entities, if the IPO does not occur, or the Entity or Entities withdrawing, shall each be liable as follows:
Klein shall be liable for 10% of the Expenses and Entities shall be liable for 30% of the Expenses (the "EXPENSE LIABILITY"); PROVIDED, HOWEVER, that the Expense Liability for Klein shall not exceed $25,000 and the Expense Liability for each of the other Entities shall not exceed $41,666.67 per Entity.

              (b) The Company represents, warrants and covenants that except to the extent provided herein that it has given no investor in the Company's private placement or any professional or other person, firm or entity performing services to or for the Company (a "Professional") any representation or commitment that any signatory hereto (or any officer, director, agent, or shareholder thereof) shall be liable to any such investor or Professional for any


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obligation.
         2.   DURATION OF THE ENTITIES' LIABILITY.    Each of the Entities
shall be liable for the Expense Liability actually incurred up to the sooner of the date that such Entity is no longer involved in the transactions contemplated by the Exchange Agreement or the date on which it is determined by the Company that the IPO will not occur.

         3.   EXPENSE LIABILITY OF KLEIN.   If (i) the IPO is not consummated
or (ii) Klein withdraws from the transactions contemplated by the Exchange Agreement, then Klein's liability with respect to the Expenses shall not exceed $25,000.

         4.   DURATION OF KLEIN'S LIABILITY.  Klein shall be liable pursuant to
Section 3 above up to the sooner of the date that he is no longer involved in the transactions contemplated by the Exchange Agreement or the date on which it is determined by the Company that the IPO will not occur.

         5. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         6. ENTIRE AGREEMENT. This agreement represents the entire agreement between the Company and the Entities with respect to the subject matter hereof, and any and all prior agreements relating to the allocation of expenses among the Entities in connection with the IPO, written or oral, are nullified and superseded hereby.


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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement as of the day and year first above written.


                             PARADISE MUSIC & ENTERTAINMENT, INC.


                             By:
                                 ----------------------------------------
                                Name:
                                Title:


                             ALL ACCESS ENTERTAINMENT MANAGEMENT
                                  GROUP, INC.


                             By:
                                 ----------------------------------------
                                Name:
                                Title


                             JOHN LEFFLER MUSIC, INC.


                             By:
                                 ----------------------------------------
                                Name:
                                Title:


                             PICTURE VISION, INC.


                             By:
                                 ----------------------------------------
                                Name:
                                Title:


                             -------------------------------------------
                             Robert Klein